               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 15, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulations FD Disclosure.

          On August 25, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of July 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  September 26, 2003                  By:/s/ Paul Martin
--------------------------                        --------------------------
                                                  Paul Martin
                                                  Vice President and Controller

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

   20.7        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2003

                             Navistar Financial 2000 - A Owner Trust
                                   For the Month of July, 2003
                               Distribution Date of August 15, 2003
                                     Servicer Certificate #42

Original Pool Amount                                          $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                   $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                   $19,742,835.24

Beginning Pool Balance                                         $66,881,322.63
Beginning Pool Factor                                               0.1408028

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $3,760,268.08
     Interest Collected                                           $469,315.62

Additional Deposits:
     Repurchase Amounts                                                 $0.00
     Liquidation Proceeds/Recoveries                              $356,631.72
Total Additional Deposits                                         $356,631.72

Repos/Chargeoffs                                                  $142,417.48
Aggregate Number of Notes Charged Off                                      64

Total Available Funds                                           $4,427,265.09

Ending Pool Balance                                            $63,137,587.40
Ending Pool Factor                                                  0.1329212

Servicing Fee                                                      $55,734.44

Repayment of Servicer Advances                                    $158,950.33

Memo Item - Reserve Account
     Prior Month Balance                                        $9,481,749.62
     Invest. Income                                                 $9,119.98
     Excess Serv.                                                 $218,091.71
     Transfer (to)/from Collections Account                             $0.00
     Beginning Balance                                          $9,708,961.31

Reserve Account:
     Beginning Balance  (see Memo Item)                         $9,708,961.31
     Target Percentage                                                   5.50%
     Target Balance                                             $3,472,567.31
     Minimum Balance                                            $9,500,000.00
     (Release)/Deposit                                           ($208,961.31)
     Ending Balance                                             $9,500,000.00

Current Weighted Average APR:                                           8.858%
Current Weighted Average Remaining Term (months):                       18.60

Delinquencies                                         Dollars      Notes
     Installments:               1 - 30 days       704,995.73        678
                                31 - 60 days       117,761.97        109
                                   60+  days       176,502.72         28
     Total:                                        999,260.42        688

     Balances:                     60+  days       426,183.50         28

Navistar Financial 2000 - A Owner Trust
For the Month of July, 2003

                                                                                                                  NOTES

                                            TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount              $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                               0.00%           0.00%           0.00%          96.25%          3.75%
     Coupon                                               6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance             $66,881,322.63
Ending Pool Balance                $63,137,587.40

Collected Principal                 $3,601,317.75
Collected Interest                    $469,315.62
Charge - Offs                         $142,417.48
Liquidation Proceeds/Recoveries       $356,631.72
Servicing                              $55,734.44
Cash Transfer from Reserve Account          $0.00
Total Collections Avail for
Debt Svc                            $4,371,530.65

Beginning Balance                  $66,881,322.63          $0.00           $0.00           $0.00  $61,223,273.04  $5,658,049.59

Interest Due                          $409,703.71          $0.00           $0.00           $0.00     $374,482.35     $35,221.36
Interest Paid                         $409,703.71          $0.00           $0.00           $0.00     $374,482.35     $35,221.36
Principal Due                       $3,743,735.23          $0.00           $0.00           $0.00   $3,603,345.16    $140,390.07
Principal Paid                      $3,743,735.23          $0.00           $0.00           $0.00   $3,603,345.16    $140,390.07

Ending Balance                     $63,137,587.40          $0.00           $0.00           $0.00  $57,619,927.88  $5,517,659.52
Note/Certificate Pool Factor                              0.0000          0.0000          0.0000          0.4755         0.3098
(Ending Balance/Original Pool Amt)
Total Distributions                 $4,153,438.94          $0.00               $0.00       $0.00   $3,977,827.51    $175,611.43

Interest Shortfall                          $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                        $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
        (required from Reserve)
Excess Servicing                      $218,091.71
     (see Memo Item-Reserve Acct)

Beginning Reserve Acct Balance      $9,708,961.31
(Release)/Draw                       ($208,961.31)
Ending Reserve Acct Balance         $9,500,000.00

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off
6-days, from  3/9-3/15.

(*-x represents previously paid interest to other classes.)
(*y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - A Owner Trust
For the Month of July, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                            5                4                3               2              1
                                                       Mar-03           Apr-03           May-03          Jun-03         Jul-03

Beginning Pool Balance                         $86,403,648.03   $81,246,234.52   $76,014,836.05  $71,238,225.62 $66,881,322.63

A) Loss Trigger:
Principal of Contracts Charged Off                 $49,673.95       $69,527.73      $130,945.02     $113,310.33    $142,417.48
Recoveries                                        $182,561.55      $296,962.36      $145,169.07      $47,229.37    $356,631.72

Total Charged Off (Months 5,4,3)                  $250,146.70
Total Recoveries (Months 3,2,1)                   $549,030.16
Net Loss/(Recoveries) for 3 Mos                  ($298,883.46)(a)

Total Balance (Months 5,4,3)                  $243,664,718.60 (b)

Loss Ratio Annualized [(a/b)*(12)]                    -1.4719%

Trigger: Is Ratio > 1.5%                                   No

                                                       May-03         Jun-03          Jul-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                 $830,695.61    $874,920.16     $426,183.50
     As % of Beginning Pool Balance                   1.09281%       1.22816%        0.63722%
     Three Month Average                              1.08236%       1.13796%        0.98606%
Trigger: Is Average > 2.0%                                 No

C) Noteholders Percent Trigger:                        2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                                 No

              Navistar Financial 2000 - B Owner Trust
                    For the Month of July, 2003
               Distribution Date of August 15, 2003
                     Servicer Certificate #34

Original Pool Amount                                       $764,710,097.53

Beginning Pool Balance                                     $127,023,774.57
Beginning Pool Factor                                            0.1661071

Principal and Interest Collections:
    Principal Collected (Incl.
        Servicer Advance Repay                               $7,413,113.21
    Interest Collected                                       $1,013,116.86

Additional Deposits:
    Repurchase Amounts                                               $0.00
    Liquidation Proceeds/Recoveries                          $1,108,326.90
Total Additional Deposits                                    $1,108,326.90

Repos/Chargeoffs                                               $209,749.02
Aggregate Number of Notes Charged Off                                  208

Total Available Funds                                        $9,209,243.99

Ending Pool Balance                                        $119,726,225.32
Ending Pool Factor                                               0.1565642

Servicing Fee                                                  $105,853.15

Repayment of Servicer Advances                                 $325,312.98

Memo Item - Reserve Account
    Prior Month Balance                                     $15,294,201.95
    Invest. Income                                              $12,559.40
    Excess Serv.                                             $1,086,071.05
    Transfer (to)/from Collections Account                           $0.00
    Beginning Balance                                       $16,392,832.40

Reserve Account:
    Beginning Balance  (see Memo Item)                      $16,392,832.40
    Target Percentage                                                 5.50%
    Target Balance                                           $6,584,942.39
    Minimum Balance                                         $15,294,201.95
    (Release)/Deposit                                       ($1,098,630.45)
    Ending Balance                                          $15,294,201.95

Current Weighted Average APR:                                        9.773%
Current Weighted Average Remaining Term (months):                    22.31

Delinquencies                                        Dollars  Notes
    Installments:                1 - 30 days    1,625,746.74  1,083
                                 31 - 60 days     396,960.17    363
                                 60+  days        385,151.03     85

    Total:                                      2,407,857.94  1,142

    Balances:                    60+  days      1,183,414.87     85

Navistar Financial 2000 - B Owner Trust
For the Month of July, 2003

                                              TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                 0.00%            0.00%           0.00%         96.25%           3.75%
     Coupon                                                 6.7300%          6.6600%         6.6700%        6.7800%         7.0300%

Beginning Pool Balance              $127,023,774.57
Ending Pool Balance                 $119,726,225.32

Collected Principal                   $7,087,800.23
Collected Interest                    $1,013,116.86
Charge - Offs                           $209,749.02
Liquidation Proceeds/Recoveries       $1,108,326.90
Servicing                               $105,853.15
Cash Transfer from Reserve Account            $0.00
Total Collections Avail for Debt Svc  $9,103,390.84

Beginning Balance                   $127,023,774.59           $0.00           $0.00           $0.00 $117,009,914.16 $10,013,860.44

Interest Due                            $719,770.55           $0.00           $0.00           $0.00     $661,106.02     $58,664.53
Interest Paid                           $719,770.55           $0.00           $0.00           $0.00     $661,106.02     $58,664.53
Principal Due                         $7,297,549.25           $0.00           $0.00           $0.00   $7,023,891.15    $273,658.10
Principal Paid                        $7,297,549.25           $0.00           $0.00           $0.00   $7,023,891.15    $273,658.10

Ending Balance                      $119,726,225.35           $0.00           $0.00           $0.00 $109,986,023.01  $9,740,202.34
Note/Certificate Pool Factor                                 0.0000          0.0000          0.0000          0.6154         0.3397
(Ending Balance/Original Pool Amount)
Total Distributions                   $8,017,319.80           $0.00           $0.00           $0.00   $7,684,997.17    $332,322.63

Interest Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                          $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
       (required from Reserve)
Excess Servicing                      $1,086,071.05
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance       $16,392,832.40
(Release)/Draw                       ($1,098,630.45)
Ending Reserve Acct Balance          $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - B Owner Trust
For the Month of July, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                   5                4               3               2               1
                                              Mar-03           Apr-03          May-03          Jun-03          Jul-03

Beginning Pool Balance               $165,075,041.03  $155,703,462.49 $146,378,334.16 $135,829,344.29 $127,023,774.57

A) Loss Trigger:
Principal of Contracts Charged Off       $232,070.74      $517,549.49     $532,257.43     $417,153.63     $209,749.02
Recoveries                               $377,150.41      $377,234.28   $1,137,973.46     $294,720.52   $1,108,326.90

Total Charged Off (Months 5,4,3)       $1,281,877.66
Total Recoveries (Months 3,2,1)        $2,541,020.88
Net Loss/(Recoveries) for 3 Mos       ($1,259,143.22)(a)

Total Balance (Months 5,4,3)         $467,156,837.68 (b)

Loss Ratio Annualized [(a/b)*(12)]          -3.2344%

Trigger: Is Ratio > 1.5%                          No

                                              May-03           Jun-03          Jul-03
B) Delinquency Trigger:
    Balance delinquency 60+ days       $1,875,963.35    $2,019,976.49   $1,183,414.87
    As % of Beginning Pool Balance          1.28159%         1.48714%        0.93165%
    Three Month Average                      1.6101%          1.4040%        1.23346%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:              2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                        No

                        Navistar Financial 2001 - A Owner Trust
                               For the Month of July 2003
                          Distribution Date of August 15, 2003
                                Servicer Certificate #28

Original Pool Amount                                          $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                   $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                  $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                   $22,107,022.10
Beginning Pool Balance                                        $121,558,662.38
Beginning Pool Factor                                               0.3038972

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $6,651,206.89
     Interest Collected                                           $965,490.14
     Mandatory Prepayments                                              $0.00
Additional Deposits:
     Repurchase Amounts                                                 $0.00

     Liquidation Proceeds / Recoveries                            $866,991.85
Total Additional Deposits                                         $866,991.85

Repos / Chargeoffs                                                $856,813.86
Aggregate Number of Notes Charged Off                                     134

Total Available Funds                                           $8,323,346.13

Ending Pool Balance                                           $114,210,984.38
Ending Pool Factor                                                  0.2855280

Servicing Fee                                                     $101,298.89

Repayment of Servicer Advances                                    $160,342.75

Memo Item - Reserve Account
     Prior Month Balance                                        $7,999,984.48
     Invest. Income                                                 $5,846.03
     Excess Serv.                                                 $331,618.22
     Transfer (to)/from Collections Account                             $0.00
     Beginning Balance                                          $8,337,448.73

Reserve Account:

     Beginning Balance  (see Memo Item)                         $8,337,448.73
     Target Percentage                                                   5.50%
     Target Balance                                             $6,281,604.14
     Minimum Balance                                            $7,999,984.48
     (Release) / Deposit                                         ($337,464.25)
     Ending Balance                                             $7,999,984.48

Current Weighted Average APR:                                           9.437%

Current Weighted Average Remaining Term (months):                       27.62

Delinquencies

                                                            Dollars   Notes
     Installments:                         1 - 30 days   857,565.00     873
                                           31 - 60 days  219,050.13     244
                                           60+  days      85,898.09      46

     Total:                                            1,162,513.22     891

     Balances:                             60+  days     872,601.27      46

Navistar Financial 2001 - A Owner Trust
For the Month of July 2003

                                                                           NOTES

                                                TOTAL   CLASS A - 1    CLASS A - 2    CLASS A - 3     CLASS A - 4     CLASS B NOTES
Original Pool Amount                  $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00  $17,000,000.00
Distributions:
     Distribution Percentages  1                                0.00%           0.00%          95.75%          0.00%          4.25%
     Coupon                                                   4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                $121,558,662.38
Ending Pool Balance                   $114,210,984.38

Collected Principal                     $6,490,864.14
Collected Interest                        $965,490.14
Charge - Offs                             $856,813.86
Liquidation Proceeds / Recoveries         $866,991.85
Servicing                                 $101,298.89
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Svc    $8,222,047.24

Beginning Balance                     $121,558,662.38          $0.00           $0.00  $20,811,169.22  $92,500,000.00  $8,247,493.16

Interest Due 2                            $542,751.02          $0.00           $0.00      $86,539.78     $417,791.67     $38,419.57
Interest Paid                             $542,751.02          $0.00           $0.00      $86,539.78     $417,791.67     $38,419.57
Principal Due                           $7,347,678.00          $0.00           $0.00   $7,035,401.68           $0.00    $312,276.32
Mandatory Prepayments Class A-1 only                           $0.00
Principal Paid                          $7,347,678.00          $0.00           $0.00   $7,035,401.68           $0.00    $312,276.32

Ending Balance                        $114,210,984.38          $0.00           $0.00  $13,775,767.54  $92,500,000.00  $7,935,216.85
Note/Certificate Pool Factor
   (Ending Balance / Original Pool Amt)                       0.0000          0.0000          0.1378          1.0000         0.4668

Total Distributions                     $7,890,429.02          $0.00           $0.00  $ 7,121,941.46     $417,791.67    $350,695.89

Interest Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
             Total Shortfall                    $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Excess Servicing                          $331,618.22
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $8,337,448.73
(Release) / Draw                         ($337,464.25)
Ending Reserve Acct Balance             $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all class A notes are repaid in full, then 100% to Class B notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* y represents previously paid interest and principal on other classes)

Navistar Financial 2001 - A Owner Trust
For the Month of July 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                 5                4              3               2               1
                                            Mar-03           Apr-03         May-03          Jun-03          Jul-03

Beginning Pool Balance             $148,510,694.83   $140,437,722.95 $134,764,353.69 $127,554,509.63 $121,558,662.38

A) Loss Trigger:
Principal of Contracts Charged Off     $422,222.48       $313,690.36     $337,350.81     $126,331.34     $856,813.86
Recoveries                             $239,503.48       $268,387.81     $380,983.45     $225,453.45     $866,991.85

Total Charged Off (Months 5,4,3)     $1,073,263.65
Total Recoveries (Months 3,2,1)      $1,473,428.75
Net Loss/(Recoveries) for 3 Mos       ($400,165.10)(a)

Total Balance (Months 5,4,3)        $423,712,771.47(b)

Loss Ratio Annualized [(a/b)*(12)]        -1.1333%

Trigger: Is Ratio > 1.5%                        No

                                            May-03           Jun-03         Jul-03
B) Delinquency Trigger:
    Balance delinquency 60+ days     $1,722,832.38    $1,251,312.78    $872,601.27
    As % of Beginning Pool Balance        1.27840%         0.98100%       0.71784%
    Three Month Average                   1.15405%         1.11807%       0.99242%

Trigger: Is Average > 2.0%                      No

C) NNoteholders Percent Trigger:
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance                    2.0000%

Trigger: Is Minimum < 1.0%                      No

    Navistar Financial Corporation

                         Navistar Financial 2001 - B Owner Trust
                                For the Month of July 2003
                           Distribution Date of August 15, 2003
                                 Servicer Certificate #22

Original Pool Amount                                           $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                   $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                  $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                    $30,633,447.04
Beginning Pool Balance                                         $230,287,476.27
Beginning Pool Factor                                                0.4605755

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $13,776,648.15
     Interest Collected                                          $1,624,412.83
     Mandatory Prepayments                                               $0.00
Additional Deposits:
     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                           $1,716,357.12
Total Additional Deposits                                        $1,716,357.12
s / Chargeoffs                                                     $677,567.06
Aggregate Number of Notes Charged Off                                      154

Total Available Funds                                           $16,776,359.30

Ending Pool Balance                                            $216,174,319.86
Ending Pool Factor                                                   0.4323491

Servicing Fee                                                      $191,906.23

Repayment of Servicer Advances                                     $341,058.80

Memo Item - Reserve Account
     Prior Month Balance                                        $12,665,811.19
     Invest. Income                                                 $12,353.03
     Excess Serv.                                                $1,720,807.75
     Transfer (to) Collections Acct                                      $0.00
     Beginning Balance                                          $14,398,971.97

Reserve Account:
     Beginning Balance  (see Memo Item)                         $14,398,971.97
     Target Percentage                                                    5.50%
     Target Balance                                             $11,889,587.59
     Minimum Balance                                             $9,999,988.40
     (Release) / Deposit                                        ($2,509,384.38)
     Ending Balance                                             $11,889,587.59

Current Weighted Average APR:                                            8.323%
Current Weighted Average Remaining Term (months):                        32.95

Delinquencies

                                                               Dollars   Notes
     Installments:                        1 - 30 days     1,332,161.41   1,557
                                         31 - 60 days       371,881.19     299
                                              60+ days       97,568.73      52

     Total:                                               1,801,611.33   1,585

     Balances:                               60+  days    1,441,595.82      52

Navistar Financial 2001 - B Owner Trust
For the Month of July 2003

                                                                     NOTES

                                             TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount               $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                             0.00%           0.00%          96.25%          0.00%          3.75%
     Coupon                                                2.4400%         2.8300%         1.3569%        4.3700%        4.8300%

Beginning Pool Balance             $230,287,476.27
Ending Pool Balance                $216,174,319.86

Collected Principal                 $13,435,589.35
Collected Interest                   $1,624,412.83
Charge - Offs                          $677,567.06
Liquidation Proceeds / Recoveries    $1,716,357.12
Swap Payments to/(from)Trust          ($223,405.38)
Servicing                              $191,906.23
Investment Earnings from Pre-Funding Acct.   $0.00
Negative Carry Amount                        $0.00
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Ttl Collections Avail for Debt Scv  $16,361,047.69

Beginning Balance                  $230,287,476.27          $0.00           $0.00 $127,768,270.91 $90,897,000.00 $11,622,205.36

Interest Due 2                         $527,083.53          $0.00           $0.00     $149,287.57    $331,016.58     $46,779.38
Interest Paid                          $527,083.53          $0.00           $0.00     $149,287.57    $331,016.58     $46,779.38
Principal Due                       $14,113,156.41          $0.00           $0.00  $13,583,913.04          $0.00    $529,243.37
Mandatory Prepayments Class A-1 only         $0.00          $0.00
Principal Paid                      $14,113,156.41          $0.00           $0.00  $13,583,913.04          $0.00    $529,243.37

Ending Balance                     $216,174,319.86          $0.00           $0.00 $114,184,357.87 $90,897,000.00 $11,092,961.99
Note/Certificate Pool Factor                               0.0000          0.0000          0.6379         1.0000         0.5916
     (Ending Balance/Original Pool Amount)
Total Distributions                 $14,640,239.94          $0.00           $0.00  $13,733,200.61    $331,016.58    $576,022.75

Interest Shortfall                           $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                          $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                         $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                     $1,720,807.75
     (see Memo Item-Reserve Account)

     Beginning Reserve Acct Balance $14,398,971.97
     (Release) / Draw               ($2,509,384.38)
     Ending Reserve Acct Balance    $11,889,587.59

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to
Class B Notes.

2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.
Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest based on One Month Libor +25bp.

(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       ($341,058.80)
 Total Outstanding Servicer Advances     $3,586,603.18
------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of July 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                5                 4                3               2               1
                                           Mar-03            Apr-03           May-03          Jun-03          Jul-03

Beginning Pool Balance              $277,004,430.42  $266,322,804.47 $256,157,123.10 $242,414,732.94 $230,287,476.27

A) Loss Trigger:
Principal of Contracts Charged Off    $904,201.50       $373,485.37      $399,028.86     $722,039.30     $677,567.06
Recoveries                            $213,340.70       $321,206.78      $680,750.90     $388,800.97   $1,716,357.12

Total Charged Off (Months 5,4,3)    $1,676,715.73
Total Recoveries (Months 3,2,1)     $2,785,908.99
Net Loss/(Recoveries) for 3 Mos    ($1,109,193.26)(a)

Total Balance (Months 5,4,3)      $799,484,357.99(b)

Loss Ratio Annualized [(a/b)*(12)]       -1.6649%

Trigger: Is Ratio > 1.5%                       No

                                           May-03            Jun-03          Jul-03
B) Delinquency Trigger:
    Balance delinquency 60+ days    $2,320,948.43     $1,891,733.01   $1,441,595.82
    As % of Beginning Pool Balance       0.90606%          0.78037%        0.62600%
    Three Month Average                  1.01373%          0.88750%        0.77081%

Trigger: Is Average > 2.0%                     No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance                   2.3779%

Trigger: Is Minimum < 1.0%                     No

                       Navistar Financial 2002 - A Owner Trust
                              For the Month of July 2003
                         Distribution Date of August 15, 2003
                               Servicer Certificate #16

Original Pool Amount                                           $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                   $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                  $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                            $0.00
Beginning Pool Balance                                         $292,637,146.58
Beginning Pool Factor                                                0.5852744

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $13,083,917.78
     Interest Collected                                          $1,861,077.19

Additional Deposits:
     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                             $517,861.60
Total Additional Deposits                                          $517,861.60

Repos / Chargeoffs                                                 $357,643.37
Aggregate Number of Notes Charged Off                                       86

Total Available Funds                                           $15,462,856.57

Ending Pool Balance                                            $279,195,585.43
Ending Pool Factor                                                   0.5583913

Servicing Fee                                                      $243,864.29

Repayment of Servicer Advances                                           $0.00

Memo Item - Reserve Account
     Prior Month Balance                                        $16,120,927.47
     Invest. Income                                                 $13,571.49
     Excess Serv.                                                  $747,046.16
     Transfer (to) Collections Account                                   $0.00
     Beginning Balance                                          $16,881,545.12

Reserve Account:
     Beginning Balance  (see Memo Item)                         $16,881,545.12
     Target Percentage                                                   5.50%
     Target Balance                                             $15,355,757.20
     Specified Yield Supplement Amount                                   $0.00
     Specified Yield Supplement Amount                              $25,884.41
     Specified Reserve Account Balance                          $15,381,641.61
     Minimum Balance                                             $9,999,997.65
     (Release) / Deposit                                        ($1,499,903.51)
     Ending Balance                                             $15,381,641.61

Current Weighted Average APR:                                           7.586%
Current Weighted Average Remaining Term (months):                        35.42

Delinquencies

                                                              Dollars   Notes
     Installments:                        1 - 30 days   $1,298,424.31   1,305
                                         31 - 60 days     $251,230.35     210
                                            60+  days      $47,230.58      34

     Total:                                             $1,596,885.24   1,319

     Balances:                              60+  days     $605,678.21      34

Navistar Financial 2002 - A Owner Trust
For the Month of July 2003

                                                                           NOTES

                                             TOTAL    CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount               $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                             0.00%          96.00%           0.00%           0.00%          4.00%
     Coupon                                                1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance             $292,637,146.58
Ending Pool Balance                $279,195,585.43
Collected Principal                 $13,083,917.78
Collected Interest                   $1,861,077.19
Charge - Offs                          $357,643.37
Liquidation Proceeds/Recoveries        $517,861.60

Servicing                              $243,864.29
Investment Earnings from
   Pre-Funding Acct.                         $0.00
Negative Carry Amount                        $0.00
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Total Collections Avail
     for Debt Svc                   $15,218,992.28

Beginning Balance                  $292,637,146.58          $0.00  $53,011,660.71 $104,000,000.00 $121,000,000.00 $14,625,485.87

Interest Due 2                       $1,030,384.97          $0.00     $135,621.50     $354,466.67     $479,966.67     $60,330.13
Interest Paid                        $1,030,384.97          $0.00     $135,621.50     $354,466.67     $479,966.67     $60,330.13
Principal Due                       $13,441,561.15          $0.00  $12,903,898.70           $0.00           $0.00    $537,662.45
Mandatory Prepayments Class A-1 only         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Paid                      $13,441,561.15          $0.00  $12,903,898.70           $0.00           $0.00    $537,662.45

Ending Balance                     $279,195,585.43          $0.00  $40,107,762.01 $104,000,000.00 $121,000,000.00 $14,087,823.42
Note/Certificate Pool Factor                               0.0000          0.2204          1.0000          1.0000         0.7044
     (Ending Balance/Original Pool Amount)
Total Distributions                 $14,471,946.12          $0.00  $13,039,520.20     $354,466.67     $479,966.67    $597,992.58

Interest Shortfall                           $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                          $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Excess Servicing                       $747,046.16

     Beginning Reserve Acct Balance $16,881,545.12
     (Release) / Draw               ($1,499,903.51)
     Ending Reserve Acct Balance    $15,381,641.61

 1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month    $203,650.96
 Total Outstanding Servicer Advances $5,042,100.54
---------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of July 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                 4                3               2              1
                                                Mar-03            Apr-03           May-03          Jun-03         Jul-03

Beginning Pool Balance                 $347,291,541.04    $335,840,839.74 $324,538,276.88 $312,479,886.20 $292,637,146.58

A) Loss Trigger:
Principal of Contracts Charged Off         $590,193.14       $568,134.54      $185,515.73     $201,834.30    $357,643.37
Recoveries                                 $533,016.07       $301,093.42      $260,263.63     $113,459.34    $517,861.60

Total Charged Off (Months 5,4,3)         $1,343,843.41
Total Recoveries (Months 3,2,1)            $891,584.57
Net Loss/(Recoveries) for 3 Mos            $452,258.84 (a)

Total Balance (Months 5,4,3)         $1,007,670,657.66(b)

Loss Ratio Annualized [(a/b)*(12)]             0.5386%

Trigger: Is Ratio > 1.5%                            No

                                                May-03            Jun-03           Jul-03
B) Delinquency Trigger:
    Balance delinquency 60+ days         $1,563,246.24     $1,257,305.76      $605,678.21
    As % of Beginning Pool Balance            0.48168%          0.40236%         0.20697%
    Three Month Average                       0.63017%          0.52494%         0.36367%

Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance                        3.0763%

Trigger: Is Minimum < 1.0%                          No

Navistar Financial 2002 - B Owner Trust                             Page 1 of 3
-------------------------------------------------
For the Month of July 2003
Distribution Date of August 15, 2003
Servicer Certificate  #9
-------------------------------------------------

Original Pool Amount                                           $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                  $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                  $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                   $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                   $25,713,811.37
Beginning Pool Balance                                         $639,726,511.29
Beginning Pool Factor                                                0.7526200

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)          $30,982,979.05
    Interest Collected                                           $4,100,320.15
    Mandatory Prepayments                                                $0.00
Additional Deposits:

    Repurchase Amounts                                                   $0.00

    Liquidation Proceeds / Recoveries                            $1,633,438.50
Total Additional Deposits                                        $1,633,438.50

Repos / Chargeoffs                                                 $677,129.27
Aggregate Number of Notes Charged Off                                      129

Total Available Funds                                           $36,511,770.34

Ending Pool Balance                                            $608,271,370.33
Ending Pool Factor                                                   0.7156139

Servicing Fee                                                      $533,105.43

Repayment of Servicer Advances                                     $204,967.36

-------------------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                         $35,390,031.90
    Trans Base                                                           $0.00
    Trans Low/0%                                                         $0.00
    Invest. Income                                                  $29,658.03
    Excess Serv.                                                 $3,017,817.35
    Transfer (to)                                                        $0.00
                                                              -----------------
    Collections Acct
    Beginning Balance                                           $38,437,507.28
-------------------------------------------------------------------------------

Reserve Account:
    Beginning Balance  (see Memo Item)                          $38,437,507.28
    Target Percentage                                                    5.50%
    Target Balance                                              $33,454,925.37
    Specified Yield Supplement Amount                              $119,138.04
    Specified Yield Supplement Amount                                $6,665.89
    Specified Reserve Account Balance                           $33,580,729.30
    Minimum Balance                                             $16,999,987.45
    (Release) / Deposit                                         ($4,856,777.98)
    Ending Balance                                              $33,580,729.30

-------------------------------------------------------------------------------
Current Weighted Average APR:                                           7.630%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                        41.13
-------------------------------------------------------------------------------

Delinquencies                                                          Dollars   Notes
                                                              -----------------  ------
    Installments:                                1 - 30 days      3,096,795.19   2,971
                                                 31 - 60 days       605,064.69     490
                                                 60+  days          101,178.85      96

    Total:                                                        3,803,038.73   3,006

    Balances:                                    60+  days        2,213,448.22      96

Navistar Financial 2002 - B Owner Trust                                                                              Page 2 of 3
For the Month of July 2003

                                             ----------------------------------------------------------------------
                                                                             NOTES
                                TOTAL     CLASS A - 1     CLASS A - 2   CLASS A - 3a   (CLASS A - 3b   CLASS A - 4   CLASS B NOTES
Original Pool Amount  $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
    Distribution %                               0.00%          96.00%           0.00%          0.00%           0.00%          4.00%
    Coupon                                     1.6200%         1.9200%         1.3569%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal    $639,726,511.29
Ending Pool Bal       $608,271,370.33

Collected Principal    $30,778,011.69
Collected Interest      $4,100,320.15
Charge - Offs             $677,129.27
Liquidation
Proceeds/Recoveries     $1,633,438.50
Swap Pymts
  to/(from)Trust         ($225,073.47)
Servicing                 $533,105.43
Investment Earnings
    from Pre-Funding Acct       $0.00
Negative Carry Amount           $0.00
Cash Transfer from
  Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Acct $0.00
Total Collections Avail
   for De              $35,753,591.44

Beginning Balance     $639,726,511.29           $0.00 $183,657,450.84 $215,000,000.00 $25,000,000.00 $184,000,000.00 $32,069,060.45

Interest Due 2          $1,280,633.13           $0.00     $293,851.92     $251,211.26     $55,000.00     $539,733.33    $140,836.62
Interest Paid           $1,280,633.13           $0.00     $293,851.92     $251,211.26     $55,000.00     $539,733.33    $140,836.62
Principal Due          $31,455,140.96           $0.00  $30,196,935.32           $0.00          $0.00           $0.00  $1,258,205.64
Mandatory Prepayments
c Class A-1 only                $0.00           $0.00
Principal Paid         $31,455,140.96           $0.00  $30,196,935.32           $0.00          $0.00           $0.00  $1,258,205.64

Ending Balance
Note / Certificate Pool Factor
                      $608,271,370.33           $0.00 $153,460,515.52 $215,000,000.00 $25,000,000.00 $184,000,000.00 $30,810,854.81
                                               0.0000          0.6672          1.0000         1.0000          1.0000         0.9062
Total Distributions
                       $32,735,774.09           $0.00  $30,490,787.24     $251,211.26     $55,000.00     $539,733.33  $1,399,042.26

Interest Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
    Total Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
(see Memo
  Item-Reserve Acct     $3,017,817.35

Beginning Reserve
   Acct Bal            $38,437,507.28
Release)/Draw          ($4,856,777.98)
Ending Reserve
  Acct Bal             $33,580,729.30

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 and Class A-3a Interest based on Actual Number of Days. Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.

3 LIBOR was reset on 06/12/03 at 0.00%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03 Distribution
is 0.00%.

(* y represents previously paid interest and principal on other classes.)

--------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month    ($204,967.36)
 Total Outstanding Servicer Advances  $4,736,647.20
--------------------------

Navistar Financial 2002 - B Owner Trust                                                                         Page 3 of 3
For the Month of July 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                       5                 4               3               2               1              0
                                     Feb-03            Mar-03         Apr-03          May-03          Jun-03         Jul-03
Remaining Gross Balance          $884,749,737.09   $857,935,307.26 $827,271,621.24 $800,098,307.41 $766,978,120.10 $724,056,309.83

A) Loss Trigger:
Principal of Contracts Charged Off   $827,187.53     $1,559,962.39     $759,756.62     $908,327.73   $1,407,116.38     $677,129.27
Recoveries                            $17,804.68       $237,813.27      $79,684.90     $261,047.29     $999,150.29   $1,633,438.50

Total Charged Off (Months 5,4,3)   $3,146,906.54
Total Recoveries (Months 3,2,1)    $1,339,882.48
                                -----------------
Net Loss/(Recoveries) for 3 Mos    $1,807,024.06 (a)

Total Balance (Months 5,4,3)   $2,569,956,665.59(b)

Loss Ratio Annualized [(a/b)*(12)]       0.8438%

Trigger: Is Ratio > 1.5%                      No

                                                                May-03          Jun-03          Jul-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                         $2,982,715.15   $5,813,868.17   $2,213,448.22
    As % of Remaining Gross Balance                            0.37279%        0.75802%        0.30570%
    Three Month Average                                        0.36226%        0.51941%        0.47884%

Trigger: Is Average > 2.0%                    No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance       3.9507%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                    No

Navistar Financial 2003 - A Owner Trust                 Page 1 of 3
----------------------------------------------
For the Month of July 2003
Distribution Date of August 15, 2003
Servicer Certificate  #3
----------------------------------------------

Original Pool Amount                                        $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                $67,372,775.52
Subsequent Receivables (transferred 07/07/03)               $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                         $0.00
Subsequent Receivables (transferred xx/xx/xx)                         $0.00
Beginning Pool Balance                                      $472,279,211.87
Beginning Pool Factor                                             0.9295890

Principal and Interest Collections:
   Principal Collected (Incl. Servicer Advance Repay)        $16,033,994.49
   Interest Collected                                         $2,751,919.15
   Mandatory Prepayments                                              $0.00
Additional Deposits:

   Repurchase Amounts                                                 $0.00

   Liquidation Proceeds / Recoveries                              $7,978.00
Total Additional Deposits                                         $7,978.00

Repos / Chargeoffs                                              $319,020.44
Aggregate Number of Notes Charged Off                                    14

Total Available Funds                                        $18,793,891.64

Ending Pool Balance                                         $455,926,196.94
Ending Pool Factor                                                0.9118537

Servicing Fee                                                   $393,566.01

Repayment of Servicer Advances                                        $0.00

---------------------------------------------------------------------------
Memo Item - Reserve Account
   Prior Month Balance                                       $18,253,493.04
   Trans Base                                                 $3,986,611.49
   Trans Low/0%                                                 $105,141.17
   Invest. Income                                                $17,161.29
   Excess Serv.                                               $1,381,514.32
   Transfer (to)                                                      $0.00
                                                               ------------
   Collections Acct
   Beginning Balance                                         $23,743,921.31
---------------------------------------------------------------------------

 0
Reserve Account:
   Beginning Balance  (see Memo Item)                        $23,743,921.31
   Target Percentage                                                   5.50%
   Target Balance                                            $25,075,940.83
   Specified Yield Supplement Amount                             $71,574.56
   Specified Yield Supplement Amount                                  $0.00
   Specified Reserve Account Balance                         $25,147,515.39
   Minimum Balance                                            $9,999,985.97
   (Release) / Deposit                                          ($17,161.29)
   Ending Balance                                            $23,726,760.02
---------------------------------------------------------------------------
Current Weighted Average APR:                                         7.434%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                     45.42
---------------------------------------------------------------------------

Delinquencies                                               Dollars   Notes
                                                        ------------  ------
   Installments:                     1 - 30 day         1,836,210.65  1,930
                                    31 - 60 days          289,637.90    270
                                         60+ days          19,374.73     17

   Total:                                               2,145,223.28  1,933

   Balances:                            60+  days         502,231.52     17

Navistar Financial 2003 - A Owner Trust                                                                        Page 2 of 3
For the Month of July 2003

                                          ---------------------------------------------------------------------------
                                                                                    NOTES
                                     TOTAL        CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
Original Pool Amount             $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Distributions:
      Distribution Percentages  1                       100.00%            0.00%           0.00%           0.00%          0.00%
      Coupon                                            1.2500%          1.3100%         1.7300%         2.2400%        3.0800%

Beginning Pool Balance           $472,279,211.87
Ending Pool Balance              $455,926,196.94

Collected Principal               $16,033,994.49
Collected Interest                 $2,751,919.15
Charge - Offs                        $319,020.44
Liquidation Proceeds/Recoveries        $7,978.00
Servicing                            $393,566.01
Investment Earnings
  from Pre-Funding Acct.                   $0.00
Cash Transfer from Neg. Carry Acct.        $0.00
Cash Transfer from Pre-Funding Acct.       $0.00
Cash Transfer from Reserve Acct.           $0.00
Ttl Collections Avail
  for Debt Svc                    $18,400,325.63

Beginning Balance                $472,279,211.87 $57,279,211.87 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00

Interest Due 2                       $665,796.38     $61,654.71     $191,041.67     $162,908.33     $202,066.67     $48,125.00
Interest Paid                        $665,796.38     $61,654.71     $191,041.67     $162,908.33     $202,066.67     $48,125.00
Principal Due                     $16,353,014.93 $16,353,014.93           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments
  Class A-1 only **                        $0.00          $0.00
Principal Paid                    $16,353,014.93 $16,353,014.93           $0.00           $0.00           $0.00          $0.00

Ending Balance
Note/Certificate Pool Factor
(Ending Bal/Org Pool Amt)        $455,926,196.94 $40,926,196.94 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
                                                         0.4815          1.0000          1.0000          1.0000         1.0000
Total Distributions
                                  $17,018,811.31 $16,414,669.64     $191,041.67     $162,908.33     $202,066.67     $48,125.00

Interest Shortfall                         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                        $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
      Total Shortfall                      $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
    (see Memo Item - Reserve Acc   $1,381,514.32

    Beginning Reserve Acct Bal    $23,743,921.31
    (Release) / Draw                 ($17,161.29)
    Ending Reserve Acct Bal       $23,726,760.02

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to
Class B Notes.

2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1 Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* y represents previously paid interest and principal on other classes.)
---------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period    $257,621.97
 Total Outstanding Servicer Advances            $2,499,215.69
---------------------------------

Navistar Financial 2003 - A Owner Trust                                                        Page 3 of 3
For the Month of July 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                         5          4           3              2              1              0
                                       Feb-03     Mar-03     Apr-03         May-03         Jun-03          Jul-03
Remaining Gross Balance                 N/A        N/A         N/A     $445,694,454.55 $414,367,892.59 $537,377,450.19

A) Loss Trigger:
Principal of Contracts Charged Off      N/A        N/A         N/A         $135,617.83     $180,989.86     $319,020.44
Recoveries                              N/A        N/A         N/A               $0.00           $0.00       $7,978.00

Total Charged Off (Months 5,4,3)        N\A
Total Recoveries (Months 3,2,1)       $0.00
                               -------------
Net Loss/(Recoveries) for 3 Mos         N\A (a)

Total Balance (Months 5,4,3)            N/A (b)

Loss Ratio Annualized [(a/b)*(12)]      N\A

Trigger: Is Ratio > 1.5%                 No

                                                              May-03         Jun-03        Jul-03
B) Delinquency Trigger:
   Balance delinquency 60+ days                             $562,341.34    $998,028.71   $502,231.52
   As % of Remaining Gross Balance                              0.12617%       0.24086%      0.09346%
   Three Month Average                                               N/A            N/A      0.15350%

Trigger: Is Average > 2.0%               No

C) Noteholders Percent Trigger:
   Ending Reserve Account Bal        4.7454%
   not less than 1% of Initial Aggregate
   Receivables Balance

Trigger: Is Minimum < 1.0%               No

Beginning Balance-Back-up Svc   $250,000.00
minus:    Activity for month              0
Ending Balance- Back-up Svc     $250,000.00